Exhibit 99.1 Stewardship Engagement December 2024

Forward-Looking Statements CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS • Any statements of the Company’s expectations in these slides, including, but not limited to, statements regarding expected increases in Adjusted EBITDA and Cash Flow from 2024 to 2030, the Company’s ability to meet its Vision 2030 goals as well as Vision 2030 Base Financial Model information constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and its present expectations. These risks and uncertainties include, but are not limited to, inflation of and volatility in raw material and energy costs, changes in consumer buying habits and product preferences, competition with other paperboard manufacturers and product substitution, the Company’s ability to implement its business strategies, including strategic acquisitions, productivity initiatives, cost reduction plans and integration activities, as well as the Company’s debt level, currency movements and other risks of conducting business internationally, the impact of regulatory and litigation matters, including the continued availability of the Company's U.S. federal income tax attributes to offset U.S. federal income taxes and the timing related to the Company’s future U.S. federal income tax payments. Undue reliance should not be placed on such forward-looking statements, as such statements speak only as of the date on which they are made and the Company undertakes no obligation to update such statements, except as may be required by law. Additional information regarding these and other risks is contained in the Company’s periodic filings with the Securities and Exchange Commission. NON-GAAP FINANCIAL MEASURES & RECONCILIATIONS • This presentation includes certain historic financial measures that exclude or adjust for charges or income associated with business combinations, facility shutdowns, extended mill outages, sales of assets and other special charges or income (“Non-GAAP Financial Measures”). The Company’s management believes that the presentation of these Non-GAAP Financial Measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These Non-GAAP Financial Measures are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and should be considered in addition to results prepared in accordance with GAAP, but should not be considered substitutes for or superior to GAAP results. In addition, these Non-GAAP Financial Measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measures in the same manner as we do. A reconciliation of these Non-GAAP Financial Measures to the most relevant GAAP measure can be found in the Company’s earnings press releases. Note that a reconciliation of Non-GAAP Financial Measures provided as future performance guidance to the most relevant GAAP measure is not provided, as the Company is unable to reasonably estimate the timing or financial impact of items such as charges associated with business combinations and other special charges. The inability to estimate these future items makes a detailed reconciliation of these forward-looking non-GAAP financial measures impracticable. 2

Health & Beauty Graphic Packaging at a Glance 4% Household Global Leader in Sustainable Consumer Packaging 13% Food 39% 4 Foodservice Sales $8.8B $1.75B 22% 1 1,2 2023 Net Sales 2023 Adj EBITDA 22% Atlanta, GA ~23,500 Beverage Headquarters Employees ~95% 26 Revenues from 3 Countries recyclable products 23% 4 Sales 77% 4 Sales 3,000+ ~3,000 Customers Patents 1. 2023 Sales and Adjusted EBITDA proforma for the May 1, 2024 divestiture of the Augusta, GA bleached paperboard manufacturing facility 3 2. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to the 2023 year-end earnings press release for a reconciliation to Net Income. 3. Recyclable defined as widely recyclable, regionally recyclable and conditionally recyclable 4. 2023 Net Sales mix

Graphic Packaging’s products are in the hands of tens of millions of consumers multiple times a day Health & Beauty Household Foodservice Food Beverage 4% 13% 22% 22% 39% 4 Note: Percentages represent 2023 Sales Mix

High Engagement with Customers Across Five Innovation Platforms Addressable Market Opportunity $15 Billion $5.0B $4.0B $1.5B $2.5B $2.0B Trays & Bowls Cups & Containers Multi-Packs Paperboard Canisters Strength Packaging 5

Significant Cash Flow to Deploy for Value Creation ~$5B+ Cash Flow (~$17/share) 2024-2030 Vision ~$2.5B Cash Flow (~$8/share) 2030 2024-2027 2029 2028 ~$1B Cash Flow ~$1B Cash Flow 2027 2nd incremental 2026 $80M Waco EBITDA Incremental 2025 $80M Waco ~$900M to ~$1B EBITDA Cash Flow CapEx Cycle ~$800M to ~$1B 2024 Wind Down Cash Flow Begins Peak CapEx 6

Vision 2030 Base Financial Model and Capital Allocation Priorities

Base Model:

Annual Sales Growth	Annual Adj EBITDA Growth	Annual Adj EPS Growth	Normalized Capex (% of sales)
Low-Single Digits	Mid-Single Digits	High-Single Digits	~5%
Base[1]: $8.8B	Base[1]: $1.7B	Base[1]: $2.52	After 2025

Capital Priorities:

- **Reinvest to Expand Capabilities**
- **Grow the Dividend**
- **Repurchase Shares**
- **Achieve Investment Grade Ratings**
- **Pursue Tuck-under M&A**

After Waco, Graphic Packaging has the assets, the capabilities, and the team needed to achieve Vision 2030 financial goals, and to generate cash well in excess of reinvestment needs

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1. Base represents expected 2024 results at the mid-point of guidance proforma for the divestiture of the Augusta, GA bleached paperboard manufacturing facility (~$30M EBITDA) mostly offset by the ~$25M EBITDA related to one-time weather and power disruptions in Q3'24.

Graphic Packaging HOLDING COMPANY

Global Leader in Sustainable Consumer Packaging Results Planet Innovation Culture Build the leading Enable a safe, inclusive, Steadily and measurably Consistently execute for sustainability-focused customer-focused improve the environmental customers, shareholders consumer packaging culture footprint of consumer and all stakeholders packaging innovation platform ➢ Leverage unmatched global ➢ 2% annual sales growth from ➢ Zero life injuries➢ Achieve approved 2032 SBT for capabilities for customers and innovation Scope 1, 2, and 3 GHG reductions th consumers ➢ 75 percentile in employee ➢ Every new product innovation ➢ 90% renewable fuel use in wood engagement ➢ Deliver consistent and strong more circular, more functional fiber paperboard manufacturing and more convenient than financial results across all facilities ➢ Women in leadership positions economic conditions existing alternatives to 35%; US ethnic diversity to ➢ 50% purchased renewable 40% ➢ Create multi-generational ➢ Invest in team & innovation electricity portfolio of solutions capabilities to be the global ➢ Enhance the communities in leverageable across products ➢ 100% purchased forest products leader in sustainable which we operate and geographies sustainably sourced consumer packaging With an exceptional team, unmatched capabilities, and a clear and compelling vision, Graphic Packaging is positioned to deliver 8

Environmental and Social 9

Better, Every Day - Our Sustainability Promise At Graphic Packaging, we package life’s everyday moments for a renewable future. And we want every one of those moments to be better for people and Fueling a circular economy by Fueling a circular economy by recycling recycling more materials, and more materials, and avoiding waste our planet. avoiding waste We do this by driving improvements across three strategic focus areas: • Creating Better Packaging, • Doing Better for People, and • Shaping a Better Future for our planet. Safer, more inclusive Safer, more inclusive work Climate resilience through footprint Climate resilience through work environments environments and engaged people reductions and protecting forests footprint reductions and and engaged people protecting forests So that step by step, we can make life’s everyday moments Better, Every Day. Built on our values and responsible business practices 10

Better, Every Day is built on our values & responsible business practices ® 1. Measured using Gallup Q12 . 3. Defined as an injury that results in a fatality or is life-threatening or life-altering. 11 2. Defined as Vice President level and above as well 4. Includes Scope 3 Category 1, 3, 4, 5, 10, and 12 emissions. as critical roles.

We’re making our packaging and operations better every day to drive out waste, recycle more materials, and fuel a circular economy. 12 1. Defined as widely recyclable, locally recyclable, or conditionally recyclable.

We're creating safer, more inclusive work environments, professional growth and local community engagement. ® 1. Measured using Gallup Q12 . 13 2. Defined as Vice President level and above, as well as critical roles. 3. Defined as an injury that results in a fatality or is life-threatening or life-altering.

We’re shaping a better future for our planet through everyday actions by reducing our environmental footprint and protecting valuable forest ecosystems. 14 1. Includes Scope 3 Category 1, 3, 4, 5, 10, and 12 emissions.

1 Scope 1 & 2 Decarbonization Pathway Proposed renewable fuel projects at paperboard facilities combined with modeled grid greening are projected to achieve ~70%-75% of the 2032 target 1. Excluding the Augusta manufacturing facility. 15 2. BAU growth assumes optimization of recycled paperboard operations to transition to new, more efficient facilities and retire older facilities. Overall paperboard growth is flat.

1 Scope 3 Decarbonization Pathway Identified action areas projected to achieve ~75% of our 2032 target 16 1. Excluding the Augusta manufacturing facility.

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Becoming Better, Every Day Recognized for the second consecutive year 18 Note: The use by Graphic Packaging of any logos or ratings by external organizations does not constitute an endorsement of Graphic Packaging by the organization.

Governance 19

The Board of Directors and senior leadership have direct oversight of sustainability initiatives and practices 20

Independent and Diverse Board of Directors

Our Board maintains effective oversight of company strategy through a regular refreshment process that is focused on recruiting the right skills and viewpoints, informed by diversity of race, ethnicity and gender



Philip R. Martens
Independent Chairman
Former President and CEO
Novelis



Aziz Aghili
Former EVP and President
Heavy Materials Group, Dana



Mary K. Rhinehart
Former President and CEO
Johns Manville



Larry M. Venturelli
Former EVP and CFO
Whirlpool



Lynn A. Wentworth
Former SVP, CFO and Treasurer
BlueLinx Holdings



Michael P. Doss
President and CEO
Graphic Packaging



Laurie Brlas
Former EVP and CFO
Newmont Mining



Robert A. Hagemann
Former SVP and CFO
Quest Diagnostics



Dean A. Scarborough
Former CEO
Avery Dennison



Andy Callahan
Former President, CEO & Executive Director
Hostess Brands

Balanced Tenure[1]



>8 Years
<5 Years
4
3
6.8
Average Tenure
3
5-8 Years

Gender/Ethnic[2] Diversity



Female
Male
3
30%
Female
7

1. From the Proxy Statement for the 2024 Annual Meeting of Stockholders; addition of Andy Callahan's appointment to the Board on July 19, 2024
2. 10% ethnic diversity

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Graphic Packaging HOLDING COMPANY

Experienced Leadership Team Michael P. Doss President and Chief Executive Officer Stephen R. Scherger Maggie K. Bidlingmaier Lauren S. Tashma Vish M. Narendra Ricardo De Genova Executive Vice President and Executive Vice President and Executive Vice President, General Senior Vice President and Chief Senior Vice President and Chief Chief Financial Officer President, Americas Counsel and Secretary Information Officer, Global Services Innovation Officer Brian C. Davison Michael J. Farrell Joseph P. Yost Elizabeth L. Spence Richard L. McLeod Kaeko Gondo Senior Vice President, Strategy Executive Vice President, President, Pacific Rim Executive Vice President and Executive Vice President, Senior Vice President, and Development Paperboard Manufacturing President, International Human Resources Supply Chain 22

CEO Compensation ($ millions) CEO Compensation Aligned with Strategic Objectives Goals in short- and long-term incentives tie to key financial metrics used to evaluate our performance, ensuring strong pay for performance alignment and outcomes consistent with stockholder experience Compensation CEO Target CEO Compensation vs Stock Price Performance Description 1 Element Mix Our CEO Compensation is generally aligned with the Base Salary 11% Fixed cash amount based on role and level of responsibility performance and value of the Company $25 $14 Other 5% Retirement benefits as well as health and welfare benefit plans $12 Cash incentive rewards achievement of annual financial goals $20 Short-Term 23%• Adjusted EBITDA (50%) $10 Incentive • Cash Flow before Debt Reduction (50%) $15 $8 Promotes retention and rewards performance over a three-year period, thereby aligning the interests of executives with $6 $10 stockholders • Service RSUs (33%) – three-year cliff vesting $4 Long-Term 3 • Performance RSUs (66%) 61% $5 2 Incentive $2 – 3-Year Aggregate Adjusted EBITDA (60%) – 3-Year Average Return on Invested Capital (40%) $0 $0 – Subject to a +/- 20% modifier based on Relative Total 2019 2020 2021 2022 2023 Stockholder Return Stock Price CEO Compensation 84% of CEO Compensation is At-Risk 1. CEO compensation paid in/for 2023 23 2. 2023 Performance-Based RSU grants included the following performance measures: Adjusted EBITDA (weighted 40%), Return on Invested Capital (weighted 40%) and Organic Revenue Growth (weighted 20%); all subject to a +/- 20% Relative Total Stockholder Return modifier 3. Represents 2020 Performance RSUs paid in 2023 Stock Price